UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2021

TEXAS CAPITAL BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34657	75-2679109
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2000 McKinney Avenue, Suite 700, Dallas, Texas, U.S.A.
(Address of principal executive offices)
75201
(Zip Code)
Registrant's telephone number, including area code: (214) 932-6600
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TCBI	Nasdaq Stock Market
6.50% Non-Cumulative Perpetual Preferred Stock Series A, par value $0.01 per share	TCBIP	Nasdaq Stock Market
5.75% Non-Cumulative Perpetual Preferred Stock Series B, par value $0.01 per share	TCBIO	Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.
On May 12, 2021, Texas Capital Bancshares, Inc. (the “Company”) issued a press release announcing the redemption on June 15, 2021, of all 6,000,000 outstanding shares of its 6.50% Non-Cumulative Perpetual Preferred Stock, Series A, liquidation preference $25 per share (the “Series A Preferred Stock”) at a redemption price of $25 per share. Regular dividends on the outstanding shares of the Series A Preferred Stock will be paid separately on June 15, 2021, to holders of record as of June 1, 2021. From and after June 15, 2021, dividends in respect of the Series A Preferred Stock will cease to accrue.
On May 12, 2021, the Company also issued a press release announcing the redemption on June 21, 2021, of all outstanding 6.50% Subordinated Notes due 2042 (the “Notes”) at a redemption price equal to 100.000% of the principal amount of the Notes plus accrued and unpaid interest to but excluding June 21, 2021. The Notes have an aggregate principal amount outstanding of $111,000,000. From and after June 21, 2021, all interest on the Notes will cease to accrue.
Copies of the press releases announcing the redemption of the Series A Preferred Stock and the Notes are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 8.01.
Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits
99.1    Press Release announcing the redemption of the Series A Preferred Stock, dated May 12, 2021

99.2    Press Release announcing the redemption of the Notes, dated May 12, 2021

104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 12, 2021	TEXAS CAPITAL BANCSHARES, INC.
		By:	/s/ Julie L. Anderson
Julie L. Anderson Chief Financial Officer